SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2019

Predictive Oncology Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36790	83-4360734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

(Address of principal executive offices)

(651) 389-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders taking place on October 23, 2019, Predictive Oncology Inc.’s (the “Company”) stockholders took the following actions:

(i)	The stockholders approved an amendment of the Company’s certificate of incorporation to effect a reverse stock split of the outstanding shares of its common stock at a ratio of not less than one-for-two (1:2) and not more than one-for-fifteen (1:15), with the exact ratio to be set at a whole number within this range as determined by the Company’s Board of Directors. There were 22,599,645 votes cast for the proposal; 1,694,234 votes were cast against the proposal, and 28,466 votes abstained.

(ii)	The stockholders approved the issuance of shares of common stock of the Company in excess of applicable share caps upon conversion of the outstanding shares of Series E Convertible Preferred Stock pursuant to Nasdaq Listing Rule 5635. There were 16,260,765 votes cast for the proposal; 989,200 votes were cast against the proposal, and 28,385 votes abstained. There were 4,323,682 broker non-votes.

(iii)	The stockholders approved the issuance of shares of common stock of the Corporation pursuant to a contemplated equity line of credit arrangement. There were 16,255,167 votes cast for the proposal; 994,748 votes were cast against the proposal, and 24,435 votes abstained. There were 4,323,682 broker non-votes.

(iv)	The stockholders approved a proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes at the time of the Special Meeting to approve any of the proposals listed above. There were 21,663,827 votes cast for the proposal; 1,862,155 votes were cast against the proposal, and 467,753 votes abstained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2019

PREDICTIVE ONCOLOGY INC.

By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer